EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ARYA Sciences Acquisition Corp. (the “Company”) on Form 10-K for the quarter ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Altman, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2019

By:	/s/ Michael Altman
Name: Michael Altman
Title: Chief Financial Officer and Director (Principal Financial and Accounting Officer)